UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2020
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Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place,	Pittsburgh,	Pennsylvania	15222-5479
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A
(Former name or former address, if changed since last report).
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

Effective January 1, 2020, the Company began operating under two revised business segments: High Performance Materials & Components (HPMC) and Advanced Alloys & Solutions (AAS). HPMC is now comprised of the Specialty Materials and Forged Products businesses, as well as our ATI Europe distribution operations. The new AAS segment combines our Specialty Alloys & Components (SAC) business, including our primary titanium operations in Richland, WA and Albany, OR, with ATI’s former Flat Rolled Products (FRP) business segment. Financial results of our aerospace-grade titanium plate products also transferred from HPMC to AAS effective January 1, 2020.

HPMC intensifies its focus on the aerospace & defense markets, with 82% of 2019 sales to these key end markets, led by products for commercial jet engines and supported by multi-year long-term sales agreements. AAS has a large presence in the energy markets and a growing presence in aerospace & defense, the latter of which comprised 24% of 2019 sales, with an emphasis on manufacturing high-value products primarily in flat-rolled forms, both reactive and refractory materials produced by SAC, as well as Specialty Rolled Products of the FRP US operations. AAS also includes Standard Stainless Sheet Products, including the A&T Stainless joint venture.

The segment reporting information for 2019 and prior periods provided in Exhibit 99.1 reflects this new internal management reporting basis of segment operating results and is filed as part of this Current Report on Form 8-K.

Item 9.01. Exhibit

(d)    Exhibit 99.1    Segment Financial Information

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
		By:	/s/ Donald P. Newman
Donald P. Newman
Senior Vice President, Finance and Chief Financial Officer

Dated:	March 17, 2020